                                                                    Exhibit 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                     13-5160382
        (State of incorporation                          (I.R.S. employer
         if not a national bank)                        identification no.)

    One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                    (Zip code)

                          CHESAPEAKE ENERGY CORPORATION
                          -----------------------------
               (Exact name of obligor as specified in its charter)

               Oklahoma                                     73-1395733
    (State or other jurisdiction of                      (I.R.S. employer
     incorporation or organization)                    identification No.)

       6100 North Western Avenue
        Oklahoma City, Oklahoma                               73118
(Address of principal executive offices)                    (Zip code)

                          7.50 % Senior Notes due 2013
                       (Title of the indenture securities)

1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

      ----------------------------------------     -----------------------------
                     Name                                     Address
      ----------------------------------------     -----------------------------

      Superintendent of Banks of the                 2 Rector Street,
      State of New York                              New York, N.Y. 10006, and
                                                     Albany, N.Y. 12203

      Federal Reserve Bank of New York               33 Liberty Plaza,
                                                     New York, N.Y.  10045

      Federal Deposit Insurance Corporation          Washington, D.C.  20429

      New York Clearing House Association            New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers. Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of April, 2003.

                                       THE BANK OF NEW YORK



                                       By: /s/ Louis P. Young
                                          --------------------------------
                                               Louis P. Young
                                               Vice President

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                         In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                                             $3,735,469
   Interest-bearing balances                                                                       3,791,026
Securities:
   Held-to-maturity securities                                                                     1,140,688
   Available-for-sale securities                                                                  15,232,384
Federal funds sold in domestic offices                                                             1,286,657
Securities purchased under agreements to resell                                                    1,035,718
Loans and lease financing receivables:
   Loans and leases held for sale                                                                    869,285
   Loans and leases, net of unearned
     income                                                     34,695,130
   LESS: Allowance for loan and
     lease losses                                                  645,382
   Loans and leases, net of unearned
     income and allowance                                                                         34,049,748
Trading Assets                                                                                     9,044,881
Premises and fixed assets (including capitalized
   leases)                                                                                           823,722
Other real estate owned                                                                                  778
Investments in unconsolidated subsidiaries and
   associated companies                                                                              226,274
Customers' liability to this bank on acceptances
   outstanding                                                                                       249,803
Intangible assets
   Goodwill                                                                                        1,852,232
   Other intangible assets                                                                            54,714
Other assets                                                                                       4,961,572
                                                                                                 -----------
Total assets                                                                                     $78,354,951
                                                                                                 ===========

LIABILITIES

Deposits:
   In domestic offices                                                                           $32,962,289
   Noninterest-bearing                                             12,792,415
   Interest-bearing                                                20,169,874
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs                                                                       24,148,516
   Noninterest-bearing                                                445,725
   Interest-bearing                                                23,702,791
Federal funds purchased in domestic
  offices                                                                                            959,287
Securities sold under agreements to repurchase                                                       491,806
Trading liabilities                                                                                2,916,377
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)                                                                       1,691,634
Bank's liability on acceptances executed and
   outstanding                                                                                       251,701
Subordinated notes and debentures                                                                  2,090,000
Other liabilities                                                                                  5,815,688
                                                                                                 -----------
Total liabilities                                                                                $71,327,298
                                                                                                 ===========

Minority interest in consolidated subsidiaries                                                       500,019

EQUITY CAPITAL

Perpetual preferred stock and related
   surplus                                                                                                 0
Common stock                                                                                       1,135,284
Surplus                                                                                            1,056,724
Retained earnings                                                                                  4,218,003
Accumulated other comprehensive income                                                             (117,623)
Other equity capital components                                                                            0
Total equity capital                                                                               6,527,634
                                                                                                 -----------
Total liabilities minority interest and equity capital                                           $78,354,951
                                                                                                 ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                      Thomas J. Mastro,
                                  Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi         )
Gerald L. Hassell       )        Directors
Alan R. Griffith        )